(logo)
THE KOREA FUND, INC.

Annual Report
June 30, 1998

A closed-end investment company
seeking long-term appreciation of capital through investment in Korean securities.

(logo)    The Korea Fund, Inc.
================================================================================

Investment objective and policies

o    long-term capital appreciation through investment in Korean securities

Investment characteristics

o    investments in a broad spectrum of Korean industries

o    closed-end investment company

o first United States investment company authorized to invest in Korean securities

o a vehicle for international diversification through participation in the Korean economy

General Information
================================================================================

Executive offices
                              The Korea Fund, Inc.
                                 345 Park Avenue
                               New York, NY 10154

                      For Fund Information: 1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent

For account information: 1-800-426-5523

                       State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

Custodian

   Brown Brothers Harriman & Co.
     Subcustodian-Citibank, N.A.--Seoul office

Legal counsel

   Debevoise & Plimpton

Independent Accountants

   PricewaterhouseCoopers LLP


New York Stock Exchange Symbol -- KF

Contents
================================================================================

In Brief..................................................  3
Letter to Shareholders....................................  3
Other Information ........................................  6
Investment Summary........................................  7
Portfolio Summary.........................................  8
Investment Performance....................................  9
Investment Portfolio...................................... 11
Financial Statements...................................... 20
Financial Highlights...................................... 23
Notes to Financial Statements............................. 24
Report of Independent Accountants......................... 28
Tax Information........................................... 29
Officers and Directors.................................... 29
Dividend Reinvestment and
   Cash Purchase Plan..................................... 30

(logo)   The Korea Fund, Inc.
In Brief
================================================================================

o The International Monetary Fund bailout and the economic reforms instituted by the new government began to stabilize the South Korean economy early in 1998; however, improving conditions were once again threatened in May and June by the growing financial instability in Asia.

o The publicly traded stock price of The Korea Fund, Inc., declined 57.20% in U.S. dollar terms for the 12 month period ended June 30, 1998. This compares quite favorably with the performance of the South Korean stock market, which declined 74.25% when measured in U.S. dollars over the same period.

o Throughout the year, management increased the Fund's holdings of fixed income instruments, including government securities and high-quality corporate and convertible bonds.

o For equity holdings, strong fundamental analysis dictated a focus on large, export-driven companies and market leaders with below-average debt ratios.


(logo)   Letter to Shareholders
================================================================================

Dear Shareholders:

   The movements of the South Korean stock market were closely linked to changing investor sentiment regarding the health of the economy. A precipitous decline in the dollar adjusted, unmanaged Korea Stock Price Index (KOSPI) in late 1997 accompanied the height of the crisis, only to be followed by a winter rally with the introduction of the IMF agreement and important internal reforms.

   By May, the escalating crises throughout much of Asia and the deepening recession in Japan sparked a steep fourth quarter drop which soon brought the market to its lowest level in 11 years. The South Korean market ended the year as of June 30, 1998 at 297.88, a 60.03% decline in local currency terms for the 12-month period.

   The Fund's net asset value declined by 57.41% during the last fiscal year, closing the period at $5.63 per share. Its New York Stock Exchange share price of $6.31, represented an 12.1% premium over NAV as of June 30, 1998.

Investment Environment

   When the economic crises struck Asia in July 1997, Korea, one of the largest and strongest economies in the region, was hard hit. The devaluation of the won and rising interest rates drove out foreign capital and forced many highly leveraged companies into bankruptcy. By November, the Korean government faced a severe financial crisis, which forced it to accept the terms of a $55 billion bailout from the International Monetary Fund.

   With the infusion of $10 billion in capital from the IMF and eight nations in late December, the process of restoring confidence began. The new government elected from opposition parties for the first time, quickly rose to the challenge and began instituting a series of much-needed financial reforms -- moving from what had become a rather corrupt process of capital allocation to a free, more open market system.

   Another important reform involved lifting restrictions on foreign investment. All limitations were abolished, allowing 100% ownership of Korean

(logo)   The Korea Fund, Inc.
Letter to Shareholders
================================================================================

companies by foreign investors. This move should have a positive impact in the future. So far, however, few investors have capitalized on the opportunity. Most are waiting on the sidelines for signs of increased political stability both in Korea and the Asian region as a whole.

   A change in the paternalistic relationship between government and business was evident by June of 1998 when the government closed the doors to five of the nation's financially troubled banks and developed a private bailout plan with stronger banking institutions. Previously, company failures of this magnitude were unheard of, since the government regularly stepped in to shore up ailing businesses.

   These reforms and others have the strong support of the Korean public, which is anxious to overcome the nation's economic problems. The current government has a high approval rating, but it remains to be seen whether that support will continue if the gross domestic product shrinks by 4% to 6% as expected, unemployment increases, and living standards drop. Such changes may spark labor strikes and civil unrest.

   Throughout the year, interest rates in Korea have swung widely. At the height of the crisis, short-term interest rates reached a high of 40%. Rates dropped to 20% in the spring, and ended the period at a low of 14%. Opinion is divided about whether the recent interest rate decline has had a positive impact on the stock market. The speed of the decline may have offset the beneficial effects of lower interest rates.

   All in all, the country has made progress in initiating reforms that will provide a sound economic basis for the future, and should ultimately prove very attractive to foreign investors. In the near term, continued caution is necessary, as the trouble is far from over, and a recovery will be further challenged by the current recession in Japan. As the country's major competitor, Japan's financial crisis put additional downward pressure on the value of the won and upward pressure on interest rates. The yen's weakness also threatens Korea's competitiveness in world markets, and continues to suppress investor interest in Asia.

Investment Strategy

   Throughout this challenging period, your Fund's management continued to emphasize sound fundamental research to identify financially strong, well-managed companies with lower-than-average debt ratios and promising prospects for long-term growth. Of particular interest to us were market leaders, such as SK Telecom Co., Ltd., which hold dominant positions in their economic sectors.

   We also emphasized export-oriented companies, as the weaker won improved Korea's competitive position in world markets. Examples include Pohang Iron & Steel Co., Ltd, Samsung Electronics Co., Ltd., and Hankook Tire Mfg. Co, all of which have been among our top ten holdings for the last 12 months.

   Given the instability of the stock market and the high interest rate environment, we increased our fixed income holdings, adding to our positions in government securities, high-quality corporate bonds, and convertible debt during the first six months of 1998. Most notably, we purchased Dae Yong Packaging Convertible Bonds 5.00% with 41.567% bonus interest.

   Before the crises peaked in December, we sold our equity interest in many companies that we believed were too highly leveraged and at risk of bankruptcy. These included Dong-Ah Construction and Shinho Electric.

   During last year we reduced our equity position in banks due to the anticipated impact of numerous bad loans, selling Korea Exchange Bank, Hanil Bank, and Housing and Commercial Bank of Korea. Within the financial services sector, we increased our investment in property and casualty insurance companies

(logo)   The Korea Fund, Inc.
Letter to Shareholders
================================================================================

that profited from high returns on invested capital and growing consumer demand. Samsung Fire & Marine Insurance Co., now our second largest holding, has performed especially well, and has been the beneficiary of new business resulting from industry consolidation.

   Our careful structuring of the portfolio allowed us to outperform the KOSPI for the 12-month period.

Outlook

   Despite the continuing turmoil threatening its neighbors, the height of Korea's economic crisis appears to have passed. Although the nation's problems are far from over, we believe the reforms initiated during the past year represent an important step toward greater stability.

   With Korea's tremendous manufacturing capacity and well-educated workforce, we believe the country offers long-term investors attractive growth prospects. Over the shorter-term, however, continued interest rate and currency pressures, negative GNP growth, a possible change in public sentiment, and the impact of escalating economic problems in Japan call for a cautious, conservative investment approach. As a result, we expect to continue to favor leading companies with strong fundamentals, and hold a larger than normal position in high-quality fixed income instruments.

Year 2000 Issue

   Like other registered investment companies and financial and business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by Scudder Kemper Investments, Inc., its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the Fund's business and operations. Scudder Kemper Investments, Inc. has commenced a review of the Year 2000 Issue as it may affect the Fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally.

Sincerely,

/s/Nicholas Bratt                   /s/Juris Padegs

Nicholas Bratt                  Juris Padegs
President                       Chairman of the Board
                                and Director

(logo)   The Korea Fund, Inc.
Other Information
================================================================================
Investment Manager

   The investment manager and administrator of The Korea Fund, Inc. (the "Fund") is Scudder Kemper Investments, Inc. (the "Adviser") formerly known as Scudder, Stevens & Clark, Inc. Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Korean Adviser

   Daewoo Capital Management Co., Ltd., registered under the U.S. Investment Advisers Act of 1940, acts as Korean adviser to Scudder Kemper Investments, Inc., the Fund's investment manager. Daewoo Capital Management Co., Ltd. is a subsidiary of Daewoo Securities Co., Ltd., the largest Korean securities firm, and an affiliate of Daewoo Research Institute.

   Daewoo Capital Management Co., Ltd. provides investment advice, research, and assistance to the Adviser. The Daewoo staff makes specific investment recommendations, which are then evaluated by the Adviser's research department and portfolio managers in light of their own expertise and information from other sources in making investment decisions for the Fund.

A Team Approach to Investing

   The Korea Fund, Inc. is managed by a team of the Adviser's professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in the Adviser's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources.

   Lead Portfolio Manager John J. Lee has set Fund investment strategy and overseen its daily operation since 1991, the year he joined the Adviser's global equity area. Nicholas Bratt, Portfolio Manager, has been a member of the Portfolio team since 1984 when the Fund was launched and has over 25 years of experience in worldwide investing. Mr. Bratt, who has been with the Adviser since 1976, is the Director of the Adviser's Global Equity Department.

Dividend Reinvestment and Cash Purchase Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the Fund. We believe this Plan is attractive for shareholders. Its features are more fully described on page 30.

Net Asset Value

   The Fund's NAV is published every Monday in The Wall Street Journal under the heading "Closed End Funds." The Fund's NAV is also published in The New York Times and Barron's.

   As a service to overseas shareholders, the Fund's NAV is listed daily in The Financial Times ("FT"). For your information, the NAV of the Fund and other Scudder closed-end funds can be found in the "FT Managed Funds Service" section under the heading "Other Offshore Funds" below the Scudder Kemper Investments, Inc. banner.

THE KOREA FUND, INC.
INVESTMENT SUMMARY AS OF June 30, 1998
-----------------------------------------------------------------
HISTORICAL
INFORMATION
LIFE OF FUND

                                      TOTAL RETURN (%)
               -------------------------------------------------------------------------------------
                  MARKET VALUE        NET ASSET VALUE (a)         INDEX (b)            INDEX (c)
               -------------------   --------------------   -------------------  -------------------
                           AVERAGE                AVERAGE               AVERAGE              AVERAGE
               CUMULATIVE   ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE   ANNUAL  CUMULATIVE   ANNUAL
               -------------------   --------------------   -------------------  -------------------
CURRENT QUARTER    -22.31      --      -25.92        --        -37.60       --      -38.08       --
ONE YEAR           -57.20  -57.20      -57.41     -57.41       -74.25   -74.25      -60.04   -60.04
THREE YEAR         -65.30  -29.73      -69.47     -32.66       -81.61   -43.13      -66.70   -30.68
FIVE YEAR          -51.85  -13.60      -43.49     -10.79       -76.72   -25.28      -60.22   -16.84
TEN YEAR           -55.09   -7.69      -32.36      -3.83       -77.52   -13.86      -57.62    -8.23

-----------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS (a)
YEARLY PERIODS ENDED JUNE 30, 1998

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.


                      1989     1990   1991     1992   1993    1994    1995    1996    1997      1998
                     ----------------------------------------------------------------------------------------------
NET ASSET VALUE...   $16.84  $14.45  $10.27  $10.75  $11.40  $18.66  $19.89  $18.52  $13.22   $ 5.63
INCOME DIVIDENDS..   $  .11  $  .08  $  --   $  .06  $  .04  $  .01  $  --   $  .06  $  --    $   --
CAPITAL GAINS
DISTRIBUTIONS.....   $ 1.74  $ 1.88  $ 2.20  $  .34  $  .20  $  --   $  .15  $  .36  $  .60   $   --
TOTAL
RETURN (%)........    33.21   -9.52  -14.91    7.87    8.20   63.77   13.00   -5.09  -24.40   -57.41


(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b)  Korea Stock Price Index ("KOSPI") in U.S. Dollars.
(c)  Korea Stock Price Index ("KOSPI") in local terms.

     Past results are not necessarily indicative of future performance of the Fund.

PORTFOLIO SUMMARY as of June 30, 1998
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Common Stocks                      77%
Convertible Bonds                  15%
Cash Equivalents                    5%
Preferred Stocks                    3%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS
Sector breakdown of the Fund's equity securities
--------------------------------------------------------------------------
Communications                     26%
Financial                          17%
Technology                         16%
Metals & Minerals                   7%
Consumer Staples                    5%
Manufacturing                       5%
Utilities                           5%
Health                              4%
Durables                            4%
Other                              11%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(66% OF PORTFOLIO)
--------------------------------------------------------------------------
1.   SK TELECOM CO., LTD.
     Mobile telecommunication services
2.   SAMSUNG FIRE & MARINE INSURANCE CO.
     Insurance company
3.   POHANG IRON & STEEL CO., LTD.
     Leading steel producer
4.   SAMSUNG ELECTRONICS CO., LTD.
     Major electronics manufacturer
5.   KOREA ELECTRIC POWER CO.
     Electric utility
6.   SAMSUNG DISPLAY DEVICES CO.
     Leading manufacturer of CRT and picture tubes
7.   SAMSUNG ELECTRO-MECHANICS CO., LTD.
     Major electronics parts company
8.   SK LTD.
     Korea's leading oil refiner
9.   KOOKMIN BANK
     Major commercial bank
10.  HANKOOK TIRE MANUFACTURING CO. LTD.
     Major tire manufacturer

The Korea Fund, Inc.
Investment Performance
--------------------------------------------------------------------------------

                       KOREA FUND INVESTMENT PERFORMANCE
          History (in terms of N.Y.S.E. Value) of a $10,000 Investment in Fund Shares vs. the S&P 500 Index*

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE:

BAR CHART DATA:

  WITH INCOME     WITH CAPITAL         CHANGE IN SHARE   S&P 500
  DISTRIBUTIONS   GAINS DISTRIBUTION   VALUE OF INITIAL  TOTAL RETURN
  REINVESTED      REINVESTED           INVESTMENT        ($103,831)
  -------------   ------------------   ---------------   ------------
   10942            10942                10942             10000
   11983            11983                11983              9972
   11875            11875                11875             10159
   11458            11458                11458             11095
   12292            12292                12292             11906
   11787            11250                11250             11422
   15393            14692                14692             13395
   20632            19692                19692             15286
   29440            27817                27817             16186
   32537            30709                30625             15054
   30103            28411                28333             15905
   56221            53061                52917             19304
   62087            58597                58438             20265
   67523            63039                62396             21689
   51016            47628                45938             16801
   73921            69011                66563             17755
   65476            61127                58958             18925
   59075            54750                50000             18993
   80516            74621                65625             19608
  108121           100205                88125             21000
   97003            89900                79063             22837
  133542           123540               105000             25283
  111177           102850                85938             25801
   73983            68442                57188             25017
   71557            66198                55313             26571
   44506            41173                30625             22930
   48402            44777                31250             24976
   56630            52389                36563             28611
   54694            50598                35313             28520
   57251            52736                36250             30052
   50380            46407                31563             32576
   47387            43650                29688             31761
   45392            41813                28438             32345
   49876            45787                30625             33368
   57001            52328                35000             35054
   52421            48123                32188             36585
   61073            56066                37500             36763
   59037            54197                36250             37711
   97766            89706                60000             38587
   78417            71951                48125             37122
   89619            82230                55000             37277
  107003            98181                65313             39097
   93227            85541                56875             39091
   87592            80371                53438             42897
   84754            73790                49063             46995
   96871            84340                55313             50730
   96850            84082                55000             53785
   92448            80261                52500             56670
   92999            80738                52813             59211
   83103            72148                45625             60998
   67735            58805                37188             66080
   65548            56829                35938             67903
   68716            59657                36875             79766
   55020            47766                29525             85740
   30561            26532                16400             88205
   37876            32882                20325            100511
   29397            25521                15775            103831

The Korea Fund, Inc.
Investment Performance
--------------------------------------------------------------------------------

                  KOREA FUND INVESTMENT PERFORMANCE (Continued)
          History (in terms of Net Asset Value) of a $10,000 Investment in Fund Shares*

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE:

BAR CHART DATA:

 WITH INCOME        WITH CAPITAL          CHANGE IN NET ASSET
 DISTRIBUTIONS      GAINS DISTRIBUTIONS   VALUE OF INITIAL
 REINVESTED         REINVESTED            INVESTMENT
 -------------      -------------------   -------------------

  10000                 10000                10000
  10072                 10072                10072
  10269                 10269                10269
  10197                 10197                10197
  10305                 10305                10305
  10083                  9624                 9624
  12599                 12025                12025
  16796                 16030                16030
  21224                 20054                20054
  23020                 21726                21667
  23315                 22004                21944
  31873                 30082                30000
  31788                 30001                29919
  31515                 29422                29122
  33685                 31447                30332
  38620                 36055                34776
  41695                 38926                37545
  40580                 37609                34346
  52539                 48693                42823
  62236                 57679                50726
  55541                 51474                45269
  65403                 60505                51425
  64511                 59679                49866
  60372                 55851                46667
  50252                 46489                38844
  42973                 39754                29570
  46216                 42755                29839
  45050                 41676                29086
  42760                 39558                27608
  45385                 41806                28737
  45269                 41699                28360
  54323                 50039                34032
  46127                 42489                28898
  42992                 39467                26398
  46494                 42683                28548
  46844                 43004                28763
  49909                 45817                30645
  50128                 46018                30780
  72887                 66877                44731
  74814                 68646                45914
  81735                 74996                50161
  94468                 86679                57661
  90991                 83489                55511
  91123                 83610                55591
  92364                 80416                53468
 104044                 90585                59409
  94862                 82356                53871
  93916                 81535                53333
  87667                 76110                49785
  80692                 70054                44301
  66394                 57642                36452
  64093                 55644                35188
  66274                 57537                35565
  58810                 51057                31559
  22242                 19310                11935
  38071                 33052                20430
  28253                 24528                15161


The data set forth in these graphs should not be construed as an indication of the record of a shareholder's investment in the Fund based on market prices; nor should it be construed as a representation of the future performance of the Fund's net asset value.

  *  The Korea Fund, Inc. performance charts make the following key assumptions:
  1. The data have been adjusted to reflect a 200% stock dividend paid in October 1988.
  2. Investment income and capital gains reinvested at the greater of the following on the valuation date:
     (a) Net asset value per share or
     (b) 95% of the mean market price per share.
  3. No adjustments have been made for U.S. income taxes. Korean taxes are reflected.
  4. Initial $10,000 investment was made at initial public offering price and at initial net asset value price.

The Standard & Poor's 500 Stock Index is a widely followed, unmanaged index of 500 industrial, transportation, utility and financial companies widely regarded as representative of the equity market in general.

[LOGO] The Korea Fund, Inc.

Investment Portfolio as of June 30, 1998
================================================================================

                                                                                              Principal        Market
                                                                                             Amount (d)       Value ($)
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 4.9%

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/1998 at 5.75%
  to be repurchased at $11,256,798 on 7/1/1998, collateralized by a $11,145,000
  U.S. Treasury Note, 5.375%, 1/31/2000 (Cost $11,255,000) .........................          11,255,000    11,255,000
                                                                                                           -----------
----------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS 14.7%

Consumer Staples 0.1%
Textiles
Kolon Industries, Inc., 0.25%, 12/31/2004 .......................................... U.S.$    1,000,000        250,000
                                                                                                           -----------
Media 0.8%
Print Media
Woongjin Publishing Co., Zero Coupon with 17% bonus interest at maturity,
  4/15/1999 (b) (e) ................................................................      2,500,000,000      1,876,934
                                                                                                           -----------
Durables 1.0%
Telecommunications Equipment 0.6%
EnK Telecom Company, Zero Coupon with 35.114% bonus interest at
  maturity, 12/31/2000 (b) (e) .....................................................      2,000,000,000      1,317,927
                                                                                                           -----------
Tires 0.4%
Hankook Tire Manufacturing Co. Ltd., Zero Coupon with 5.83% bonus
  interest at maturity, 12/31/2002 (b) (e) .........................................      1,890,000,000        997,499
                                                                                                           -----------
Manufacturing 1.6%
Containers & Paper
Dae Young Packaging Co. #20, 5% with 41.567% bonus interest at maturity,
  12/31/2000 (b) (e) ...............................................................      1,000,000,000        736,020
Hansol Paper Manufacturing Co., Ltd., 3% with 28.24% bonus interest
  at maturity, 12/31/1999 (b) (e) ..................................................      4,000,000,000      3,046,462
                                                                                                           -----------
                                                                                                             3,782,482
                                                                                                           -----------
Technology 2.7%
Electronic Components/Distributors 1.4%
Hyundai Electronics Industries Co. #86, Zero Coupon with 35.54% bonus interest
  at maturity, 12/31/2000 (b) (e) ..................................................      5,000,000,000      3,305,302
                                                                                                           -----------
Semiconductors 0.5%
D.I. Corporation, 3% with 34.44% bonus interest at maturity, 12/31/2000 (b) (e) ....      1,604,800,000      1,096,135
                                                                                                           -----------
Miscellaneous 0.8%
Kasan Electronics, 5% with 14% bonus interest at maturity, 12/31/2000 (b) (e) ......      3,000,000,000      1,804,709
                                                                                                           -----------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.

Investment Portfolio
================================================================================

                                                                                              Principal        Market
                                                                                             Amount (d)       Value ($)
----------------------------------------------------------------------------------------------------------------------

Energy 1.0%
Oil & Gas Production
SK, Ltd., 1% with 13.92% bonus interest at maturity, 12/31/1998 (b) (e) ............      3,000,000,000      2,306,465
                                                                                                           -----------
Metals & Minerals 0.8%
Steel & Metals
Dong Yang Steel Pipe Company, Zero Coupon with 20.13% bonus interest
  at maturity, 12/31/2000 (b) (e) ..................................................      3,000,000,000      1,757,707
                                                                                                           -----------
Construction 0.5%
Miscellaneous
Dae Ho Construction, 4% with 27.8% bonus interest at maturity, 12/31/2000 (b) (e) ..      1,580,000,000      1,042,425
                                                                                                           -----------
Transportation 1.1%
Marine Transportation
Hanjin Shipping Company, Zero Coupon with 35.25% bonus interest at maturity,
  12/31/1999 (b) (e) ...............................................................      2,000,000,000      1,548,829
Hyundai Merchant & Marine Co., Zero Coupon with 34.13% bonus interest at
  maturity, 12/31/2000 (b) (e) .....................................................      1,500,000,000        981,275
                                                                                                           -----------
                                                                                                             2,530,104
                                                                                                           -----------
Utilities 3.6%
Electric Utilities
Korea Electric Power Co., Zero Coupon with 30.5% bonus interest at maturity,
  12/31/1998 (b) (e) ...............................................................      2,300,000,000      2,016,723
Korea Electric Power Co. #6, 5% with 9.5% bonus interest at maturity,
  12/31/2000 (b) (e) ...............................................................      9,951,000,000      6,173,077
                                                                                                           -----------
                                                                                                             8,189,800
                                                                                                           -----------
Miscellaneous 1.5%
Halim & Co. Ltd., 3% with 58.62% bonus interest at maturity, 12/31/2001 (b) (e) ....      5,000,000,000      3,540,503
                                                                                                           -----------
Total Convertible Bonds (Cost $58,053,554) .........................................                        33,797,992
                                                                                                           -----------
----------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
                                                                                               ----------
PREFERRED STOCKS 3.2%

Consumer Discretionary 0.0%
Apparel & Shoes
Shin Won Corporation ...............................................................             50,000         16,387
                                                                                                           -----------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.

Investment Portfolio
================================================================================

                                                                                                               Market
                                                                                               Shares         Value ($)
----------------------------------------------------------------------------------------------------------------------
Hotels & Casinos
Hotel Shilla Co.* ..................................................................             22,070         24,272
                                                                                                           -----------
Consumer Staples 0.5%
Food & Beverage 0.1%
Cheil Jedang Corp. .................................................................            100,670        300,617
Nam Yang Dairy Products Co. (b) ....................................................              1,160         24,374
                                                                                                           -----------
                                                                                                               324,991
                                                                                                           -----------
Package Goods/Cosmetics 0.2%
Pacific Corp. ......................................................................            138,570        336,585
                                                                                                           -----------
Textiles 0.2%
BYC Co., Ltd. ......................................................................             14,130        113,205
Kolon Industries, Inc.* ............................................................            225,910        222,126
SK Chemicals Co. Ltd. ..............................................................             78,360         36,526
                                                                                                           -----------
                                                                                                               371,857
                                                                                                           -----------
Health 0.0%
Pharmaceuticals
Korea Green Cross Corp. ............................................................              6,700         36,111
Korea Green Cross Corp. (New) ......................................................              1,260          6,387
                                                                                                           -----------
                                                                                                                42,498
                                                                                                           -----------
Financial 1.3%
Insurance 1.2%
Samsung Fire & Marine Insurance Co. ................................................             28,385      2,646,235
                                                                                                           -----------
Other Financial Companies 0.1%
Shin Young Securities Co. ..........................................................            137,310        320,023
                                                                                                           -----------
Service Industries 0.0%
Miscellaneous Commercial Services
SK Global ..........................................................................             76,000         59,228
                                                                                                           -----------
Durables 0.1%
Automobiles 0.1%
Hyundai Motor Co., Ltd.* ...........................................................             50,000        147,487
Mando Machinery Corp. ..............................................................             12,914          8,277
                                                                                                           -----------
                                                                                                               155,764
                                                                                                           -----------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.

Investment Portfolio
================================================================================

                                                                                                               Market
                                                                                               Shares         Value ($)
----------------------------------------------------------------------------------------------------------------------
Telecommunications Equipment 0.0%
Sungmi Telecom Electronics Co. .....................................................             11,280         59,152
Sungmi Telecom Electronics Co. (New) ...............................................                406          2,108
                                                                                                           -----------
                                                                                                                61,260
                                                                                                           -----------
Manufacturing 0.1%
Chemicals
LG Chemical Co., Ltd. ..............................................................             84,800        111,173
Oriental Chemical Industries Co., Ltd. .............................................            116,380        194,956
                                                                                                           -----------
                                                                                                               306,129
                                                                                                           -----------
Technology 1.1%
Electronic Components/Distributors
Samsung Display Devices Co. ........................................................             34,318        367,425
Samsung Electro-Mechanics Co. ......................................................            180,000        865,259
Samsung Electronics Co., Ltd. ......................................................             98,201      1,180,129
                                                                                                           -----------
                                                                                                             2,412,813
                                                                                                           -----------
Construction 0.0%
Building Materials
Sung Shin Cement Co., Ltd. .........................................................             29,300         22,300
Tong Yang Cement Co., Ltd. .........................................................             50,000         40,058
                                                                                                           -----------
                                                                                                                62,358
                                                                                                           -----------
Miscellaneous
Tae Young Corporation ..............................................................             13,390         22,723
                                                                                                           -----------
Transportation 0.1%
Airlines 0.1%
Korean Air Lines Co., Ltd. (2nd)* ..................................................             20,080         35,100
Korean Airlines Co., Ltd.* .........................................................             80,320         93,599
                                                                                                           -----------
                                                                                                               128,699
                                                                                                           -----------
Trucking 0.0%
Global Enterprises Co., Ltd. .......................................................             25,500         55,717
                                                                                                           -----------
Total Preferred Stocks (Cost $25,131,353)                                                                    7,347,539
                                                                                                           -----------
----------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.

Investment Portfolio
================================================================================

                                                                                                               Market
                                                                                               Shares         Value ($)
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 77.2%

Consumer Discretionary 0.7%
Department & Chain Stores 0.4%
Shinsegae Department Store .........................................................            119,014        966,501
                                                                                                           -----------
Hotels & Casinos 0.3%
Hotel Shilla Co.* ..................................................................            220,000        722,651
                                                                                                           -----------
Consumer Staples 4.5%
Food & Beverage 2.9%
Cheil Jedang Corp. .................................................................             19,337        266,183
Nam Yang Dairy Products Co. (g) ....................................................             43,390      2,831,569
Nhong Shim Co., Ltd. ...............................................................             76,164      3,295,078
Pulmuone Co., Ltd. (g) .............................................................            100,450        337,272
                                                                                                           -----------
                                                                                                             6,730,102
                                                                                                           -----------
Package Goods/Cosmetics 0.1%
Hankook Cosmetics Co. ..............................................................             50,000        273,125
                                                                                                           -----------
Textiles 1.5%
BYC Co., Ltd. ......................................................................             22,530        615,350
Dae Ha Fashion Co. (b) .............................................................             10,000         52,320
Daehan Synthetic Fiber Company .....................................................              2,610         60,830
Hankook Synthetics, Inc. ...........................................................             48,240        857,288
Kolon Industries, Inc.* ............................................................             40,969        195,446
Tae Kwang Industry Company .........................................................              5,540      1,291,187
Vivien Corp. .......................................................................             15,000        356,154
                                                                                                           -----------
                                                                                                             3,428,575
                                                                                                           -----------
Health 3.8%
Medical Supply & Specialty 1.1%
Medison Co., Ltd. ..................................................................            300,000      2,643,846
                                                                                                           -----------
Pharmaceuticals 2.7%
Chong Kun Dang Corp. ...............................................................            112,578      1,803,872
Daewoong Pharmaceutical Co. ........................................................             41,503        399,009
Korea Green Cross Corp. ............................................................             26,543        593,496
Yuhan Corporation ..................................................................            169,604      3,372,316
                                                                                                           -----------
                                                                                                             6,168,693
                                                                                                           -----------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.

Investment Portfolio
================================================================================

                                                                                                               Market
                                                                                               Shares         Value ($)
----------------------------------------------------------------------------------------------------------------------
Communications 24.7%
Cellular Telephone 24.6%
SK Telecom Co., Ltd. (c) (f) .......................................................            114,527     52,837,569
SK Telecom Co., Ltd. (f) ...........................................................             12,358      3,852,312
                                                                                                           -----------
                                                                                                            56,689,881
                                                                                                           -----------
Telephone/Communications 0.0%
Sam Woo Communications Co. .........................................................             15,059        112,970
                                                                                                           -----------
Miscellaneous 0.1%
Communication Network Interface, Inc. ..............................................             20,000        174,800
                                                                                                           -----------
Financial 14.6%
Banks 4.2%
Bank of Cheju* .....................................................................            438,120        252,087
Daegu Bank* ........................................................................            159,786        168,747
Hana Bank ..........................................................................            278,314      1,003,390
Housing & Commercial Bank (GDR) ....................................................            189,997        622,240
Kookmin Bank* ......................................................................          1,309,559      4,864,349
Korea Long Term Credit Bank (New)* .................................................            995,229      1,848,386
Shin Han Bank* .....................................................................            270,543        898,526
                                                                                                           -----------
                                                                                                             9,657,725
                                                                                                           -----------
Insurance 10.1%
Daehan Fire & Marine Insurance Co., Ltd. ...........................................             52,902        199,972
Hyundai Marine & Fire Insurance Co. ................................................             44,656        305,729
LG Insurance Co., Ltd. .............................................................             79,912      1,583,107
Oriental Fire & Marine Insurance Co. ...............................................             20,000         56,810
Samsung Fire & Marine Insurance Co. (g) ............................................            126,590     21,113,700
                                                                                                           -----------
                                                                                                            23,259,318
                                                                                                           -----------
Other Financial Companies 0.3%
Shin Young Securities ..............................................................            105,000        596,504
                                                                                                           -----------
Service Industries 1.0%
Investment 0.2%
Dongwon Securities Co. .............................................................            150,000        442,462
                                                                                                           -----------
Miscellaneous Commercial Services 0.8%
S1 Corporation .....................................................................              6,834        691,862
SK Global ..........................................................................             57,859        123,893
Samsung Co., Ltd. ..................................................................            387,609      1,030,425
                                                                                                           -----------
                                                                                                             1,846,180
                                                                                                           -----------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.

Investment Portfolio
================================================================================

                                                                                                               Market
                                                                                               Shares         Value ($)
----------------------------------------------------------------------------------------------------------------------
Durables 2.3%

Automobiles 1.1%
Hyundai Motor Services Co., Ltd. ...................................................            478,369      1,755,994
Mando Machinery Corp. ..............................................................              3,780         17,097
Samlip Industrial Company ..........................................................             35,000        201,384
Yoosung Enterprise Company .........................................................             90,000        471,959
                                                                                                           -----------
                                                                                                             2,446,434
                                                                                                           -----------
Tires 1.2%
Hankook Tire Manufacturing Co., Ltd. (g) ...........................................            158,045      2,877,731
                                                                                                           -----------
Manufacturing 3.2%
Chemicals 1.1%
Korea Chemical Co. .................................................................             71,440      1,019,828
LG Chemical Co., Ltd. ..............................................................            240,009      1,328,528
Oriental Chemical Industries Co., Ltd. .............................................              8,185         47,393
                                                                                                           -----------
                                                                                                             2,395,749
                                                                                                           -----------
Containers & Paper 0.3%
Dae Young Packaging Co. ............................................................             16,950         99,996
Hansol Paper Manufacturing Co., Ltd. ...............................................                  7             33
Korea Export Packaging Industries* .................................................             29,214        130,857
Shin Poong Paper Manufacturing Co., Ltd. ...........................................             56,650        375,466
                                                                                                           -----------
                                                                                                               606,352
                                                                                                           -----------
Diversified Manufacturing 0.3%
Samsung Heavy Industries Co., Ltd.* ................................................            142,339        710,140
                                                                                                           -----------
Electrical Products 0.1%
Century Corp. ......................................................................            114,086        311,597
                                                                                                           -----------
Industrial Specialty 0.3%
Hankuk Glass Industry Co., Ltd. (GDR) ..............................................            122,937        522,482
Samsung Radiator Industrial Co. ....................................................             15,440        247,400
                                                                                                           -----------
                                                                                                               769,882
                                                                                                           -----------
Miscellaneous 1.1%
Hyundai Heavy Industries ...........................................................            120,000      2,534,596
                                                                                                           -----------
Technology 11.4%
EDP Peripherals 0.2%
Chung Ho Computer Co. ..............................................................             42,477        340,311
                                                                                                           -----------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.

Investment Portfolio
================================================================================

                                                                                                               Market
                                                                                               Shares         Value ($)
----------------------------------------------------------------------------------------------------------------------
Electronic Components/Distributors 11.0%
Dae Duck Electronics Co. ...........................................................             40,000      2,330,663
Samsung Display Devices Co. ........................................................            268,922      7,344,915
Samsung Electro-Mechanics Co., Ltd. ................................................            452,912      5,772,731
Samsung Electronics Co., Ltd. ......................................................            322,475      9,981,928
                                                                                                           -----------
                                                                                                            25,430,237
                                                                                                           -----------
Miscellaneous 0.2%
Daou Technology, Inc. ..............................................................            302,700        360,462
                                                                                                           -----------
Energy 1.2%
Oil & Gas Production
Ssangyong Oil Refining Co. .........................................................             15,370        104,109
SK Ltd. ............................................................................            445,264      2,724,121
                                                                                                           -----------
                                                                                                             2,828,230
                                                                                                           -----------
Metals & Minerals 6.3%
Steel & Metals
Inchon Iron & Steel Co. ............................................................             23,585         83,312
Pohang Iron & Steel Co., Ltd. (c) (f) ..............................................            285,762      9,609,762
Pohang Iron & Steel Co., Ltd. (f) ..................................................            169,320      4,784,862
                                                                                                           -----------
                                                                                                            14,477,936
                                                                                                           -----------
Construction 1.2%
Building Materials 0.9%
Asia Cement Manufacturing Co. ......................................................             10,000         47,342
Keum Kang Co., Ltd. ................................................................            234,337      2,013,967
                                                                                                           -----------
                                                                                                             2,061,309
                                                                                                           -----------
Miscellaneous 0.3%
Hyundai Engineering & Construction Co.* ............................................             43,051        169,006
Tae Young Corp. ....................................................................             70,000        591,406
                                                                                                           -----------
                                                                                                               760,412
                                                                                                           -----------
Transportation 1.1%
Airlines 0.6%
Korean Air Lines Co., Ltd.* ........................................................            524,932      1,353,430
                                                                                                           -----------
Marine Transportation 0.5%
Hyundai Merchant Marine Co. ........................................................            137,930      1,115,093
                                                                                                           -----------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.

Investment Portfolio
================================================================================

                                                                                                               Market
                                                                                               Shares         Value ($)
----------------------------------------------------------------------------------------------------------------------
Utilities 1.2%
Electric Utilities 0.6%
Korea Electric Power Co. ...........................................................             70,900        756,508
Korea Electric Power Co. (ADR) .....................................................             91,000        648,375
                                                                                                           -----------
                                                                                                             1,404,883
                                                                                                           -----------
Natural Gas Distribution 0.6%
Daehan City Gas Co. ................................................................             36,179        457,178
Daesung Industries Co. Ltd. ........................................................             61,287        575,821
Samchully Company ..................................................................             31,504        390,071
                                                                                                           -----------
                                                                                                             1,423,070
                                                                                                           -----------

Total Common Stocks (Cost $271,016,140) ............................................                       177,921,187
                                                                                                           -----------
----------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $365,456,047) (a) .......................                       230,321,718
                                                                                                           ===========

    * Non-income producing security.

  (a) The cost for federal income tax purposes was $367,079,731. At June 30, 1998, net unrealized depreciation for all securities based on tax cost was $136,758,013. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $49,773,064 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $186,531,077.

  (b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $33,624,686 (11.95% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 1998 aggregated $57,500,115. These securities may also have certain restrictions as to resale (See Note A to the Notes to Financial Statements).

  (c) Certain investments in Korean equity securities that have met the limit for aggregate foreign ownership and for which premiums to the local stock exchange prices are offered by prospective foreign investors. The aggregate premium of $18,670,840 over the local share price of $43,776,491 for these securities valued by the Valuation Committee was approximately 6.64% of the Fund's net assets at June 30, 1998. The cost of these securities at June 30, 1998 was $28,327,342 (See Note A to the Notes to Financial Statements). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values or other market factors, respectively. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

  (d) Principal amount stated in Korean won unless otherwise noted. U.S.$ represents United States Dollar.

  (e) Bonus interest represents the amount available to be paid to the holder at maturity in lieu of conversion.

  (f) At June 30, 1998, 25% of the Fund's net assets were invested in SK Telecom Co., Ltd. and Pohang Iron & Steel Co., Ltd.

  (g) Affiliated issuers (See Notes to Financial Statements).

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.

Financial Statements
================================================================================

--------------------------------------------------------------------------------
  Statement of Assets and Liabilities
  June 30, 1998
--------------------------------------------------------------------------------

  ASSETS

  Investments, at market:
  Unaffiliated issuers (identified cost $336,139,228) .................................           $    203,161,446
  Affiliated issuers (identified cost $29,316,819) ....................................                 27,160,272
                                                                                                  ----------------
  Total investments, at market (identified cost $365,456,047) .........................                230,321,718
  Cash ................................................................................                        477
  Won at market (identified cost $49,165,125) .........................................                 50,735,546
  Receivables:
  Investments sold ....................................................................                    832,025
  Dividends and interest ..............................................................                    376,474
  Other assets ........................................................................                     27,703
                                                                                                  ----------------
  Total assets ........................................................................                282,293,943
                                                                                                  ----------------
  LIABILITIES

  Payables:
  Accrued management fee ..............................................................                    219,741
  Other payables and accrued expenses .................................................                    799,272
                                                                                                  ----------------
  Total liabilities ...................................................................                  1,019,013
                                                                                                  ----------------
  Net assets, at market value .........................................................           $    281,274,930
                                                                                                  ================
  NET ASSETS

  Net assets consist of:
  Accumulated distributions in excess of net investment income ........................                (31,076,382)
  Net unrealized appreciation (depreciation) on:
  Investments .........................................................................               (135,134,329)
  Won .................................................................................                  1,570,421
  Won related transactions ............................................................                     24,843
  Accumulated net realized loss .......................................................               (112,180,240)
  Paid-in capital .....................................................................                558,070,617
                                                                                                  ----------------
  Net assets, at market value .........................................................           $    281,274,930
                                                                                                  ================
  Net asset value per share ($281,274,930 / 49,999,999 shares of common stock
     issued and outstanding, 200,000,000 shares authorized, $.01 par value) ...........                      $5.63
                                                                                                             =====

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[LOGO] The Korea Fund, Inc.

Financial Statements
================================================================================

--------------------------------------------------------------------------------
  Statement of Operations
  Year Ended June 30, 1998
--------------------------------------------------------------------------------

  Investment Income

  Income:
  Dividends -- Unaffiliated issuers ...................................................           $      2,137,838
  Dividends -- Affiliated issuers .....................................................                    251,777
  Interest ............................................................................                  8,386,760
  Korean withholding tax ..............................................................                 (1,507,310)
                                                                                                  ----------------
                                                                                                         9,269,065
                                                                                                  ----------------
  Expenses:
  Management fee ......................................................................                  4,121,646
  Custodian and accounting fees .......................................................                    916,092
  Directors' fees and expenses ........................................................                    105,805
  Legal ...............................................................................                     93,591
  Auditing ............................................................................                    111,846
  Reports to shareholders .............................................................                    121,508
  Services to shareholders ............................................................                     69,876
  Other ...............................................................................                     76,774
                                                                                                  ----------------
                                                                                                         5,617,138
                                                                                                  ----------------
  Net investment income ...............................................................                  3,651,927
                                                                                                  ----------------
  Net realized and unrealized gain (loss) on investment transactions

  Net realized gain (loss) during the period on:
  Investments .........................................................................               (114,279,722)
  Won related transactions ............................................................                (21,904,488)
                                                                                                  ----------------
                                                                                                      (136,184,210)
                                                                                                  ----------------
  Net unrealized appreciation (depreciation) during the period on:
  Investments .........................................................................               (248,853,581)
  Won .................................................................................                  1,537,284
  Won related transactions ............................................................                     27,803
                                                                                                  ----------------
                                                                                                      (247,288,494)
                                                                                                  ----------------
  Net gain (loss) on investment transactions ..........................................               (383,472,704)
                                                                                                  ----------------
  Net increase (decrease) in net assets resulting from operations .....................           $   (379,820,777)
                                                                                                  =================

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[LOGO] The Korea Fund, Inc.

Financial Statements
================================================================================
--------------------------------------------------------------------------------
  Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                                       Years Ended June 30,
                                                                           ---------------------------------------
  Increase (Decrease) in Net Assets                                                 1998                 1997
 -----------------------------------------------------------------------------------------------------------------------
  Operations:
  Net investment income (loss) ...........................................   $      3,651,927     $      2,759,009
  Net realized gain (loss) from investment transactions ..................       (136,184,210)         (13,461,174)
  Net unrealized appreciation (depreciation) on investment
     transactions during the period ......................................       (247,288,494)        (146,389,055)
                                                                             ----------------     ----------------
  Net increase (decrease) in net assets resulting from operations ........       (379,820,777)        (157,091,220)
                                                                             ----------------     ----------------
  Distributions to shareholders from net realized gains on investment
     transactions ........................................................                 --          (22,312,637)
                                                                             ----------------     ----------------
  Fund share transactions:
  Net Proceeds of shares issued in connection with the Fund's rights offering, net of broker and dealer manager fees of $3,254,988 and
     expenditures and offering costs of $757,113 .........................                 --          145,136,895
  Reinvestment of distributions ..........................................                 --            6,675,083
                                                                             ----------------     ----------------
  Net increase (decrease) in net assets from Fund share transactions .....                 --          151,811,978
                                                                             ----------------     ----------------
  Increase (decrease) in net assets ......................................       (379,820,777)         (27,591,879)
  Net assets at beginning of period ......................................        661,095,707          688,687,586
                                                                             ----------------     ----------------
  Net assets at end of period (including accumulated distributions in
     excess of net investment income of $31,076,382 at June 30, 1998) ....   $    281,274,930     $    661,095,707
                                                                             ================     ================
  Other Information
  Increase (decrease) in Fund Shares
  Shares outstanding at beginning of period ..............................         49,999,999           37,188,528
  Shares issued in connection with the Fund's rights offering ............                 --           12,429,083
  Shares issued to shareholders in reinvestment of distributions .........                 --              382,388
                                                                             ----------------     ----------------
  Net increase (decrease) in Fund shares .................................                 --           12,811,471
                                                                             ----------------     ----------------
  Shares outstanding at end of period ....................................         49,999,999           49,999,999
                                                                             ================     ================

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[LOGO] The Korea Fund, Inc.

Financial Highlights
================================================================================

--------------------------------------------------------------------------------
 The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.
--------------------------------------------------------------------------------

                                                                               Years Ended June 30,
                                                             -----------------------------------------------------------
                                                               1998        1997        1996       1995        1994
 -----------------------------------------------------------------------------------------------------------------------
 Per Share Operating Performance
 Net asset value, beginning of period ..................     $ 13.22     $ 18.52     $ 19.89    $ 18.66     $ 11.40
                                                             -------     -------     -------    -------     -------
 Income from investment operations (a):
 Net investment income (loss) ..........................         .07         .07         .02       (.02)       (.03)
 Net realized and unrealized gain (loss) on
    investment transactions ............................       (7.66)      (4.48)(c)    (.97)      2.42        7.13
                                                             -------     -------     -------    -------     -------
 Total from investment operations ......................       (7.59)      (4.41)       (.95)       2.40       7.10
                                                             -------     -------     -------    -------     -------
 Less distributions:
 From net investment income ............................          --          --        (.02)        --        (.01)
 In excess of net investment income ....................          --          --        (.04)        --          --
 From net realized gains on investment
    transactions .......................................          --        (.60)       (.36)      (.15)         --
                                                             -------     -------     -------    -------     -------
 Total distributions ...................................          --        (.60)       (.42)      (.15)       (.01)
                                                             -------     -------     -------    -------     -------
 Antidilution (dilution) resulting from the
    rights offering (1997 and 1995), fourth
    tranche (1994), and reinvestment of
    distributions for shares at market value ...........          --        (.29)         --      (1.02)        .22
                                                             -------     -------     -------    -------     -------
 Underwriting expenditures and offering costs ..........          --          --          --         --        (.05)
                                                             -------     -------     -------    -------     -------
 Net asset value, end of period ........................     $  5.63     $ 13.22     $ 18.52    $ 19.89     $ 18.66
                                                             =======     =======     =======    =======     =======
 Market value, end of period ...........................     $  6.31     $ 14.75     $ 21.13    $ 19.63     $ 22.00
                                                             =======     =======     =======    =======     =======
 Total Return
 Per share market value (%) ............................      (57.20)     (26.11)       9.73      (5.43)      46.74
 Per share net asset value (%) (b) .....................      (57.41)     (24.40)      (5.09)     13.00       63.77
 Ratios and Supplemental Data
 Net assets, end of period ($ millions) ................         281         661         689        735         550
 Ratio of operating expenses to average net
    assets (%) .........................................        1.38        1.28        1.28       1.32        1.37
 Ratio of net investment income (loss) to
    average net assets (%) .............................         .90         .46         .10      (.10)        (.18)
 Portfolio turnover rate (%) ...........................        24.3        12.9        32.6       10.5        14.3
 Average commission rate paid (d) ......................     $ .0397     $ .1065     $ .1254         --          --

 (a) Based on monthly average of shares outstanding during each period.
 (b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
 (c) Due to the timing and magnitude of the rights offerings, the amounts reported herein are not proportional to the aggregate value reported in the Statement of Changes in Net Assets.
 (d) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after June 30, 1996.

--------------------------------------------------------------------------------

The Korea Fund, Inc.
Notes to Financial Statements
================================================================================

A. Significant Accounting Policies

The Korea Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on the Korean, U.S., or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used.

Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors. See notes (b) and (c) of the notes to the Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Dividend Income. Korean-based corporations have generally adopted calendar year-ends, and their corporate actions are normally approved by their boards of directors and shareholders in the first quarter of each calendar year. Accordingly, dividend income from Korean equity investments is earned and received by the Fund primarily in the first calendar quarter of each year. As a result, the Fund, which has a June 30 year end, receives substantially less dividend income in the first half of its year than in the second half of such year.

Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund, accordingly, paid no federal income taxes and no federal income tax provision was required. At June 30, 1998, the Fund had a net tax basis capital loss carryforward of approximately $14,335,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2006, the expiration date, whichever occurs first. In addition, from November 1, 1997 through June 30, 1998, the Fund incurred approximately $95,500,000 of net realized capital losses on investments and approximately $31,000,000 on realized currency losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending June 30, 1999.

Under the United States-Korea Income Tax Treaty, as presently in effect, the government of Korea imposes a nonrecoverable withholding tax and resident tax aggregating 16.5% on dividends and 13.2% on interest earned by the Fund from Korean issuers. Under the United States-Korea Income Tax Treaty, there is no Korean withholding tax on realized capital gains.

Distribution of Income and Gains. Distribution of net investment income is made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards,

The Korea Fund, Inc.
Notes to Financial Statements
================================================================================

would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii)purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized gain (loss) from won related transactions includes net currency gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of won and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes. At June 30, 1998 the exchange rate for Korean won was U.S. $0.000728 to W 1.

Subscriptions for New Shares. As part of their annual corporate action matters, certain Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund follows a policy of subscribing to new share offerings by Korean companies.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue and acquisition discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

For the year ended June 30, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $91,019,732 and $104,364,932, respectively.

The Korea Fund, Inc.
Notes to Financial Statements
================================================================================

C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.15% of the Fund's month-end net assets up to and including $50,000,000, 1.10% of such net assets on the next $50,000,000, 1% of such assets on the next $250,000,000, 0.95% of such net assets on the next $400,000,000, and 0.90% of such net assets in excess of $750,000,000. For the year ended June 30, 1998, the fee pursuant to such Agreement amounted to $4,121,646 which was equivalent to an annual effective rate of 1.01% of the Fund's average month-end net assets.

Under the Agreement, the Manager pays the Korean Adviser a monthly fee, equal to an annual rate of 0.2875% of the first $50,000,000 of the Fund's month-end net assets, 0.275% of such net assets on the next $50,000,000, and 0.25% of such net assets on the next $250,000,000, 0.2375% of such net assets on the next $400,000,000, and 0.225% of such net assets in excess of $750,000,000.

For the year ended June 30, 1998, brokerage commissions on investment transactions amounting to $41,314 were paid by the Fund to Daewoo Securities Co., Ltd., the parent company of the Korean Adviser.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, provides shareholder communications services for the Fund. For the year ended June 30, 1998 the amount charged to the Fund by SSC aggregated $15,000, of which $1,250 is unpaid at June 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended June 30, 1998, the amount charged to the Fund by SFAC aggregated $235,920, of which $14,230 is unpaid at June 30, 1998.

The Fund pays each Director not affiliated with the Manager or the Korean Adviser $6,000 annually plus specified amounts for attended board and committee meetings. For the year ended June 30, 1998, Directors' fees and expenses amounted to $105,805.

D. Foreign Investment and Exchange Controls in Korea

The Foreign Exchange Management Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. The Fund has obtained from the Minister of Finance and Economy a license to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gain from, its investments in Korean securities or to repatriate from investment principal up to 10% of the net asset value (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). The Minister of Finance and Economy may, when it deems it to be in the public interest, modify the Fund's license to invest in Korean securities or, according to the terms of the license, revoke it in the event of the Fund's noncompliance with conditions of the license or a material violation of Korean law. The Minister of Finance and Economy or the Financial Supervisory Commission ("FSC") may issue orders imposing additional restrictions, when deemed in

The Korea Fund, Inc.
Notes to Financial Statements
================================================================================

the public interest, for the protection of investors or in the interest of maintaining an orderly securities market. Under the Foreign Exchange Management Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

On May 25, 1998, the Korean Minister of Finance and Economy and the FSC abolished certain restrictions with respect to investing in equity securities of Korean companies listed on the Korea Stock Exchange, with the exception of public corporations and telecommunication corporations. As of June 30, 1998, two of the Fund's holdings had ownership limits still in place: Pohang Iron and Steel, which had a foreign ownership limit of 30%, and SK Telecom, which had a foreign ownership limit of 33%; provided that the ownership limit relating to the shares of Pohang Iron and Steel has been abolished as of July 2, 1998, pursuant to the amendment to the license of the Fund.

E. Investing in the Korean Market

Investing in the Korean market may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currency, high rates of inflation, Korean taxes, repatriation restrictions on income and capital, and future adverse political and economic developments.

Moreover, securities issued in this market may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

F. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions during the period with companies which are or were affiliates are as follows:

                                              Purchases           Sales           Dividend          Market
                   Affiliate                   Cost ($)         Cost ($)         Income ($)        Value ($)
      -----------------------------------------------------------------------------------------------------------
      Hankook Tire Manufacturing Co., Ltd.          966,542       803,586           115,796           2,877,731
      Nam Yang Dairy Products Co.                 2,266,317            --            18,842           2,831,569
      Pulmuone Co., Ltd.                            437,080            --            16,202             337,272
      Samsung Fire & Marine Insurance Co.        12,895,883        73,615           100,937          21,113,700
      Sewon Co., Ltd.                                    --    11,450,958                --                  --
                                           ---------------- -------------     -------------    ----------------
                                                 16,565,822    12,328,159           251,777          27,160,272
                                           ================ =============     =============    ================

The Korea Fund, Inc.
Report of Independent Accountants
================================================================================
To the Board of Directors and the Shareholders of The Korea Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Korea Fund (the "Fund") at June 30, 1998, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
August 21, 1998

The Korea Fund, Inc.
Tax Information
================================================================================
Due to the nature of its investments, the Fund pays foreign taxes to the Republic of Korea throughout the year. As in prior years, the Fund may make an election under Section 853 of the Internal Revenue Code. This election would allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. Additionally, shareholders would be required to report their proportionate share of such taxes paid as gross income (in addition to other amounts of reportable distributions paid by the Fund).

The Fund earned income in and paid taxes to the Republic of Korea of $1,507,310 ($.03 per share) during the year ended June 30, 1998.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Korea Fund account, please call 800-426-5523.


Officers and Directors
================================================================================
JURIS PADEGS*
    Chairman of the Board and Director
CHANG HEE KIM
    Vice Chairman of the Board and Director
ROBERT J. CALLANDER
    Director
WILLIAM H. GLEYSTEEN, JR.
    Director
DR. SANG C. LEE
    Director
TAI HO LEE
    Director
WILSON NOLEN
    Director
HUGH T. PATRICK
    Director
ROBERT W. LEAR
    Emeritus Founding Director
SIDNEY M. ROBBINS
    Emeritus Founding Director
NICHOLAS BRATT*
    President
BRUCE H. GOLDFARB*
    Vice President and Assistant Secretary
JUDITH A. HANNAWAY*
    Vice President
JERARD K. HARTMAN*
    Vice President
KUN-HO HWANG
    Vice President
YOUNG H. KIM
    Vice President
JOHN J. LEE*
    Vice President
DONG WOOK PARK
    Vice President
THOMAS F. McDONOUGH*
    Vice President, Secretary and Treasurer
KATHRYN L. QUIRK*
    Vice President and Assistant Secretary
JOHN R. HEBBLE*
    Assistant Treasurer
CAROLINE PEARSON*
    Assistant Secretary

* Scudder Kemper Investments, Inc.

(logo)   The Korea Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================
The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through State Street Bank and Trust Company, the Plan Agent.

Automatic Participation

   Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the mean market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less

(logo)   The Korea Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================

than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200, 1-800-426-5523.

                             (back cover is blank)